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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report:  October 26, 2001
(Date of earliest event reported)

TENET HEALTHCARE CORPORATION
(Exact name of Registrant as specified in its charter)

Nevada	1-7293	95-2557091
(State or Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

3820 State Street
Santa Barbara, California 93105
(Address of principal executive offices, including zip code)

(805) 563-7000
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

ITEM 5.  Other Events.

    On October 26, 2001, Tenet Healthcare Corporation, a Nevada corporation (the "Company"), announced an offering of $1 billion of 10-year senior notes to qualified institutional buyers through a private placement. The Company intends to use the proceeds of such offering to repay existing bank debt. A press release announcing the offering is attached as an exhibit to this Current Report on Form 8-K.

ITEM 7.  Financial Statements, Pro Forma Financial Statements And Exhibits.

  (c)
  Exhibits

Exhibit No.	Description
99	Press release dated October 26, 2001.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENET HEALTHCARE CORPORATION

	By:	/s/ STEPHEN D. FARBER Stephen D. Farber Senior Vice President and Treasurer

Date: October 26, 2001

EXHIBIT INDEX

Exhibit Number	Description
99	Press Release dated October 26, 2001

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FORM 8-K
  ITEM 5. Other Events.
  ITEM 7. Financial Statements, Pro Forma Financial Statements And Exhibits.
SIGNATURE
EXHIBIT INDEX